                                                                     EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Jones Intercable, Inc. et al Profit Sharing/Retirement Plan dated March 24, 2000 included in this Form 11-K and in the Form S-8 Registration Statement (No. 33-52813).


/s/ Arthur Andersen LLP

Denver, Colorado,
March 24, 2000.